EXHIBIT 10.5

                        FIRST AMENDMENT TO LOAN AGREEMENT
                               AND PROMISSORY NOTE

      THIS FIRST AMENDMENT TO LOAN AGREEMENT AND PROMISSORY NOTE (the "Amendment"), dated as of December 31, 1999, is entered into by and between NATIONAL INSTRUMENTS CORPORATION, a Delaware corporation (the "Borrower") and BANK OF AMERICA, N.A., successor by merger to NationsBank, N.A. (the "Bank").

                                    RECITALS

     A. The Borrower and the Bank are parties to a Loan Agreement dated as of June 30, 1998 (the "Loan Agreement") pursuant to which the Bank has extended certain credit facilities to the Borrower. In connection with the Loan Agreement, the Borrower has given the Bank a Promissory Note dated June 30, 1998 (the "Note") in the principal amount of $20,000,000.

     B. The Borrower has requested that the Bank agree to an extension of the maturity date under the Loan Agreement and the Note (the "Credit Documents").

     C. The Bank is willing to so extend the maturity date of the Credit Documents, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Loan Agreement.

     2. Amendments to Loan Agreement.

          (a) Section 1.D. of the Loan Agreement shall be amended and restated in its entirety to read as follows:

          "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Austin, Texas or San Francisco, California are authorized or required by law to close, and, if the applicable Business Day relates to:

               (a) an obligation denominated in Dollars, any such day on which dealings are carried on in the London interbank market;

               (b) an obligation denominated in the euro, any such day which is:

                    (i) for payments or purchases of the euro, a TARGET Business
               Day; and

                    (ii) for all other purposes,  including  without  limitation the giving and receiving of notices hereunder, a TARGET Business Day on which banks are generally open for business in London, Frankfurt and in any other principal financial center as Bank may from time to time determine for this purpose; and

               (c) an obligation denominated in any other foreign currency, any such day on which commercial banks are open for foreign exchange business in London, England, and on which dealings in the relevant foreign currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such foreign currency will be made or received hereunder.

          A "TARGET Business Day" is a day when TARGET (Trans-European Automated Real-time Gross settlement Express Transfer system), or any successor thereto, is scheduled to be open for business.

          (b) The following defined term shall be added as Section 1.G.1. of the Loan Agreement after Section 1.G. thereof:

          "Dollar Equivalent" shall mean, with respect to any amount denominated in a foreign currency, the amount of Dollars that can be purchased with such foreign currency at the spot rate for delivery on the relevant calculation date, where the spot rate is the rate quoted by Bank as the spot rate for the purchase by Bank of Dollars with such currency through its FX Trading Office at approximately 8:00 a.m. (California time) on the date which is two Business Days prior to the calculation date.

          (c) Section 1.S. of the Loan Agreement shall be amended by inserting the date "December 29, 2000" instead of the date "December 31, 1999."

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          (d) Section 1.W. of the Loan  Agreement  shall be amended and restated
     in its entirety to read as follows:

          "Tangible Net Worth" means the gross book value of the assets of Borrower (exclusive of goodwill, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and expense, deferred charges, and other like intangibles and monies due from affiliates, officers, directors, or shareholders of Borrower) less (a) reserves applicable thereto, and (b) all liabilities (including accrued and deferred income taxes), all determined in accordance with GAAP.

          (e) Section 2.A.ii. of the Loan Agreement shall be amended by (i) inserting the date "November 30, 2000" instead of the date "November 30, 1999" in the first sentence, and (ii) deleting the phrase "more than ninety days" in the proviso in the second sentence.

          (f) Section 3.F. of the Loan Agreement shall be amended by deleting the following currencies from the second sentence thereof: French Francs, Deutsche Marks, Italian Liras, Dutch Guilders, Spanish Pesetas, Belgium Francs, Finnish Marks, and Irish Punts.

          (g) Section 5.A.i. of the Loan Agreement shall be amended and restated in its entirety to read as follows:

          Maintain, as of the end of each calendar quarter, Tangible Net Worth of not less than 90% of the greater of (a) Tangible Net Worth as of December 31, 1999 and (b) Tangible Net Worth as of September 30, 1999.

          (h) Section 5.B.i. of the Loan Agreement shall be amended and restated in its entirety to read as follows:

          Furnish to Bank annual consolidated financial statements of Borrower for each fiscal year of Borrower, certified by Borrower as true and correct, within 90 days of the end of such fiscal year.

          (i) Section 5.B.ii. of the Loan Agreement shall be amended and restated in its entirety to read as follows:

          Furnish to Bank quarterly consolidated financial statements (including a balance sheet and profit and loss statement) of Borrower for the first three fiscal quarters of each fiscal year of Borrower, certified by Borrower as true and correct, within 45 days of the end of each such fiscal quarter.

          (j) Section 5.B.iii. of the Loan Agreement shall be amended by deleting the word "SEC" where it first appears therein and replacing it with "Securities and Exchange Commission (the "SEC")".

          (k) Section 5.B.iv. of the Loan Agreement shall be amended and restated in its entirety to read as follows:

          Concurrently with the delivery of the financial statements referred to in Section 5.B.i. and Section 5.B.ii. above, a compliance certificate for (and executed by an authorized representative of) Borrower containing (a) a certification that Borrower is not in default under the terms of this Agreement, and (b) computations and conclusions, in such detail as Bank may request, with respect to compliance with this Agreement, and the other Loan Documents, including computations of all quantitative covenants.

          (l) Section 6.B. of the Loan Agreement shall be amended and restated in its entirety to read as follows:

          Liens. Create, assume, or suffer to exist any security interest, deed of trust, mortgage, lien (including the lien of an attachment, judgment, or execution), or encumbrance, securing a charge or obligation, on or of any of its property, real or personal, whether now owned or hereafter acquired (including, without limitation, its
          65.250 acre tract of land, more or less, out the James Rogers Headright Survey No. 19, in Travis County, Texas, including improvements thereon) except: (i) security interests and deeds of trust in favor of Bank; (ii) liens, security interests, and encumbrances in existence as of the date of the First Amendment to this Agreement dated as of December 31, 1999 and specifically disclosed in writing to Bank prior to such date; (iii) liens for current taxes, assessments, or other governmental charges which are not delinquent or remain payable without any penalty; (iv) liens in connection with workers' compensation, unemployment insurance, or other social security obligations; (v) mechanics', worker's, materialmen's, landlords', carriers', or other like liens arising in the ordinary and normal course of business with respect to obligations which are not due; and (vi) purchase money security interests in property hereafter acquired when the security interest does not extend beyond the property purchased.

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          (m) Section  7.D. of the Loan  Agreement  shall be amended by deleting the phrase ", as of the end of two (2) consecutive quarter-annual accounting periods".

          (n) Section 7.F. of the Loan Agreement shall be amended and restated in its entirety to read as follows:

          Borrower (i) fails to pay Borrower's debts generally as they come due, after giving effect to any applicable notice and cure periods in the relevant documents for such debts, (ii) makes an assignment for the benefit of creditors, becomes insolvent, or petitions or applies to any tribunal for the appointment of a trustee, custodian, receiver (or similar official) of, or for, Borrower, or of all or any substantial part of the assets of Borrower, or (iii) files any petition, proceeding, case, or action for relief under any bankruptcy, reorganization, insolvency, or moratorium law, or any other law or laws for the relief of, or relating to, debtors.

          (o) Section 7.G. of the Loan Agreement shall be amended and restated in its entirety to read as follows:

          An involuntary petition is filed under any bankruptcy or similar statute against Borrower, or a receiver, trustee, liquidator, assignee, custodian, sequestrator, or other similar official is appointed without the petition or application of Borrower to take possession of the properties of Borrower; provided, however, that such Event of Default shall be deemed cured if such petition or appointment is set aside or withdrawn or ceases to be in effect within 60 days from the date of said filing or appointment.

          (p) Section 8.A. of the Loan Agreement shall be amended by:

               (i) deleting "7.F." where it appears in clause ii. thereof;

               (ii)adding the following as clause iii. after clause ii. thereof:

               If the Event of Default is Borrower's breach of clause (iii) of subsection 7.F. above or of subsection 7.G. above (in the case of subsection 7.G., after expiration of the 60-day cure period provided in such subsection), then, without any notice to Borrower or any other party now or hereafter obligated to pay the Indebtedness or any part thereof or any other action, the maturity of the Indebtedness shall be automatically accelerated and the Note and all other Indebtedness shall be immediately due and payable in full.; and

               (iii) amending and restating clause iv. thereof to read in its entirety as follows:

               As to any other Event of Default (that is, a breach of subsection 7.D., 7.E, 7.F.i., 7.F.ii. or 7.H.), then Bank may, without notice to Borrower or any other party now or hereafter obligated to pay the Indebtedness or any part thereof, accelerate the maturity of the Indebtedness and declare the Note and all other Indebtedness immediately due and payable in full.

     3. Amendments to Promissory Note. The Note shall be amended by (i) deleting the date "December 31, 1999" wherever it appears therein and replacing it with "December 29, 2000," and (ii) deleting the date "September 30, 1999" where it appears therein and replacing it with "September 30, 2000."

     4. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

          (a) No Event of Default or event or circumstance which, with notice or the passage of time, would be an Event of Default, has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any public authority or other third party in order to be effective and enforceable. The Credit Documents as amended by this Amendment constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Borrower contained in the Loan Agreement are true and correct on and as of the date hereof.

          (d) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other party.

     5. Effective Date; Post-Closing Delivery.

          (a) This Amendment will become effective as of the date first above written, provided that the Bank has received from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

          (b) On or before January 31, 2000, the Borrower shall deliver to the Bank a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment, along with a certified incumbency certificate.

     6. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to enter into amendments under the same, similar or any other circumstances in the future.

     7. Miscellaneous.

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Documents are and shall remain in full force and effect and all references therein and in the other Loan Documents to each such Credit Document shall henceforth refer to such Credit Document as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the respective Credit Documents. This Amendment is a Loan Document.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Documents and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document which hard copy page was not received by the Bank, and the Bank is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

          (e) This Amendment, together with the Credit Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in a writing signed by the Borrower and the Bank.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Documents, respectively.

          (g) The Borrower covenants to pay to or reimburse the Bank, upon demand, for all reasonable costs and expenses, including reasonable attorneys' fees and allocated costs of in-house counsel, incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, not to exceed $2,500.

          (h) NOTICE OF FINAL AGREEMENT. THE WRITTEN LOAN AGREEMENT, THE WRITTEN NOTE, AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRACTIED BY EVIDENCE OF PRIOR, CONTEMPORANEIOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized representatives as of the date first above written.

                                          NATIONAL INSTRUMENTS CORPORATION

                                          By: /s/ James J. Truchard
                                          Name: James J. Truchard
            [corporate seal]              Title: President

 Attest:  /s/ David G. Hugley
              David G. Hugley, Secretary


                                          BANK OF AMERICA, N.A.

                                          By: /s/ Brian K. Chin
                                          Name: Brian K. Chin
                                          Title: Vice President